                                                     June 30, 2005

Jaguar Acquisition Corporation
1200 River Road, Suite 1302
Conshohocken, Pennsylvania 19428

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

                  Re: Initial Public Offering
                      -----------------------
Gentlemen:

                  The undersigned stockholder and director of Jaguar Acquisition
Corporation ("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC")
entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the
IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

                  1. If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO
Shares.

                  2. In the event that the Company fails to consummate a
Business Combination within 18 months from the effective date ("Effective Date")
of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever.

Jaguar Acquisition Corporation
EarlyBirdCapital, Inc.
June 30, 2005

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Katalyst LLC ("Related Party"), shall be allowed to charge the Company $7,500 per month, representing an allocable share of Related Party's overhead, to compensate it for the Company's use of Related
Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business
Combination.

                  6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  7. The undersigned will escrow his Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                  8. The undersigned agrees to be a Director of the Company
until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the

Jaguar Acquisition Corporation
EarlyBirdCapital, Inc.
June 30, 2005

Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects.
The undersigned represents and warrants that:

     (a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an Director of the Company.

                  10. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by
EBC) any information they may have about the undersigned's background and finances ("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  11. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such

Jaguar Acquisition Corporation
EarlyBirdCapital, Inc.
June 30, 2005

exclusive jurisdiction and that such courts represent an inconvenient forum and
(iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and EBC and appoint a substitute agent acceptable to each of the Company and EBC within
30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

                  12. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                                     John J. Hoey
                                                     ------------
                                                     Print Name of Insider

                                                     /s/ John J. Hoey
                                                     ----------------
                                                     Signature

EXHIBIT A

         JOHN J. HOEY has been a director since our inception. Mr. Hoey has been the president of Beneficial Capital Corp., a private New York-based investment company, since 1977. Mr. Hoey also co-founded Quondam Partners, an association of independent financial markets experts who have experience as senior executives of major international financial institutions and who work together to do special assignments in emerging market countries, in 2003 and has served as a managing director and member of the executive committee since its inception. He also co-founded Quondam-Aquila AG, a Zurich-based asset management company, in January 2004. From 1993 to 1998, Mr. Hoey was president, chief executive officer and a director of Hondo Oil & Gas Co, a publicly traded
American Stock Exchange listed international exploration and production company, which was acquired by Lonmin Plc. in December 1998. From 1985 to 1992, he was
associated with Atlantic Petroleum Corp. in various positions, including serving as president and director of Atlantic Petroleum & Marketing Corp until its sale to the Sun Company in 1988. From 1972 to 1984, Mr. Hoey held various executive positions with Arab and American financial institutions working in the commercial and investment banking areas of such institutions. From 1967 to 1971, he served as a foreign service officer in the United States Department of State in Saigon, South Vietnam. From 1961 to 1967, he worked as a manufacturing engineer in the United States and Europe. Mr. Hoey is currently a director of
Tethys Oil, a Swedish company focused on exploration for and production of oil and natural gas, which he co-founded in 2001 and served as its president until he took it public in 2004. Mr. Hoey received a B.S. in Mechanical Engineering from the University of Notre Dame and an M.B.A. from Harvard University.